UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 14, 2018

Date of Report (Date of earliest event reported)

PARATEK PHARMACEUTICALS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-36066	33-0960223
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Park Plaza Boston, MA		02116
(Address of principal executive offices)		(Zip Code)

(617) 807-6600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2of the Securities Exchange Act of 1934 (§ 240 12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by a check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07  Submission of Matters to a Vote of Security Holders.

The 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of Paratek Pharmaceuticals, Inc. (the “Company”) was held on June 14, 2018. Proxies for the Annual Meeting were solicited by the Company’s Board of Directors (the “Board”) pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Board’s solicitation. There were 31,596,149 shares of common stock entitled to vote at the Annual Meeting. A total of 26,790,571 shares of common stock were represented at the Annual Meeting in person or by proxy. The final votes on the proposals presented at the meeting were as follows:

Proposal No. 1 – Election of Directors

Rolf K. Hoffmann, Kristine Peterson and Jeffrey Stein, Ph.D. were elected as directors to hold office until the 2021 Annual Meeting of Stockholders and until their successors have been duly elected and qualified, or, if sooner, until each director’s death, resignation, or removal, by the following vote:

Nominee	For	Withheld	Broker Non-Votes

Rolf K. Hoffmann	17,566,887	2,282,308	6,941,376

Kristine Peterson	18,005,420	1,843,775	6,941,376

Jeffrey Stein, Ph.D.	15,922,839	3,926,356	6,941,376

Proposal No. 2 – Approval of the Paratek Pharmaceuticals, Inc. 2018 Employee Stock Purchase Plan

The Company’s stockholders approved the Paratek Pharmaceuticals, Inc. 2018 Employee Stock Purchase Plan by the following vote:

For	Against	Abstain	Broker Non-Votes

19,476,438	348,134	24,623	6,941,376

Proposal No. 3 – Ratification of Selection of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the selection by the Audit Committee of the Board of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018 by the following vote:

For	Against	Abstain

26,518,505	176,683	95,383

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Number	Description

10.1	Paratek Pharmaceuticals, Inc. 2018 Employee Stock Purchase Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 18, 2018	PARATEK PHARMACEUTICALS, INC.

	By:	/s/ William M. Haskel

Name: William M. Haskel
Title: SVP, General Counsel and Corporate Secretary